Restricted net assets	12 Months Ended
Dec. 31, 2011
Restricted net assets

23 Restricted net assets

Under PRC laws and regulations, there are certain restrictions on the Company’s PRC subsidiaries with respect to transferring certain of their net assets to the Company either in the form of dividends, loans, or advances. Amounts restricted include paid up capital and reserves of the Company’s PRC subsidiaries with positive net asset, totaling approximately Rmb38,638 as of December 31, 2011.